Evergreen High Yield Bond Fund: Semiannual Report as of October 31, 2002

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
28	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

December 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder:

We are pleased to provide the semiannual report for the Evergreen High Yield Bond Fund, which covers the six-month period ended October 31, 2002.

Market analysis

The fixed income markets provided investors with a variety of outcomes over the past six months. Many different bonds alternately benefited and struggled from weaker than expected economic growth, fears of terror, potential war with Iraq, and investor mistrust of corporate America. These uncertainties caused many fixed income investors to seek the perceived safety of the United States government bond market. Indeed, the yield on the 10-year Treasury bond declined from approximately 5.4% in April to less than 3.6% in September, despite a federal budget deficit of more than $150 billion for fiscal year 2002. During that same time, the yield on the 30-year U.S. Treasury bond fell from 5.79% to 4.99%. For the rest of the Treasury market, the environment was also positive as yields fell and prices rose due to the slow recovery.

Despite the significant drop in yields, the environment created challenges for the corporate bond market. The accounting scandals increased investor concerns about future corporate earnings, as did the slower than expected economy. As a result, investors demanded higher yield premiums for corporate bonds relative to their U.S. Treasury counterparts -- a situation that caused corporate bonds to underperform other fixed income sectors.

These problems also translated into the high yield market. The weak recovery led to a high number of corporate defaults, resulting in widening spreads relative to Treasuries and falling prices for lower-quality issues.

LETTER TO SHAREHOLDERS continued

Investors in the mortgage-backed securities market also faced unsettled conditions. The huge decline in rates propelled significant mortgage refinancing activity. While good for consumers, the prepayment of mortgages is often difficult for investors in this market, because when mortgages are paid off prior to maturity, they are removed from portfolios, decreasing investors’ income streams.

Looking ahead, it appears the Federal Reserve Board is finished with its easing cycle. At the conclusion of its most recent Federal Open Market Committee meeting, the Fed lowered its target for the federal funds rate by a larger than expected 50 basis points. In addition, monetary policymakers switched their policy bias to neutral, indicating the risks to the economy are evenly balanced between weakness and inflation. With inflation still quite low, we expect rates to remain at current levels well into next year, enabling the economy to gather strength and solidify the recovery.

As clarity improves on the geopolitical front, and economic fundamentals improve, we would expect Treasury yields to begin a gradual climb from the 40-year lows experienced in 2002. We remain optimistic that corporate and mortgage-backed securities sectors may provide attractive total returns as spreads narrow relative to Treasuries and demand improves for these issues. Opportunities in this environment may also improve for investors in the high yield market, since they trade similar to equities and are most leveraged for an economic recovery.

Diversification remains important

An environment like the past six months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

LETTER TO SHAREHOLDERS continued

an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of October 31, 2002

“...we believe the high yield market may recover if the equity market rebounds. With the sector offering very high current yields in relation to short-term investment alternatives, high yield bonds are increasingly attractive to investors. If the overall market shows signs that it is gaining strength, we expect to more aggressively position the portfolio to take advantage of a sustained rally.”

MANAGEMENT TEAM

Prescott B. Crocker, CFA
High Yield Bond Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 9/11/1935
	Class A	Class B	Class C	Class I
Class Inception Date	1/20/1998	9/11/1935	1/21/1998	4/14/1998

6-month return with sales charge	-8.48%	-8.98%	-6.23%	N/A

6-month return w/o sales charge	-4.03%	-4.39%	-4.39%	-3.91%

Average Annual Return*

1 year with sales charge	-1.74%	-2.32%	0.53%	N/A

1 year w/o sales charge	3.20%	2.43%	2.43%	3.46%

5 year	0.45%	0.45%	0.72%	1.64%

10 year	4.57%	4.71%	4.71%	5.18%

Maximum Sales Charge	4.75%	5.00%	2.00%
	Front-End	CDSC	CDSC	N/A

30-day SEC yield	8.76%	8.44%	8.44%	9.46%

6-month income dividends per share	$0.14	$0.13	$0.13	$0.14

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The fixed income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen High Yield Bond Fund Class A shares,1 versus a similar investment in the Merrill Lynch High Yield Master Index (MLHYMI) and the Consumer Price Index (CPI).

The MLHYMI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of October 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

 How did the fund perform?

The fund’s Class A shares had a total return of -4.03% for the six-month period ended October 31, 2002, excluding any applicable sales charges. During the same period, the Merrill Lynch High Yield Master Index returned -11.28%, while the median return of funds in the Lipper High Current Yield Funds Classification was -9.26%. Lipper Inc. is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 10/31/2002)

Total Net Assets	$532,872,949

Average Credit Quality*	B+

Effective Maturity	7.1 years

Average Duration	4.4 years

*Source: Standard & Poor’s

What was the investment environment like during the period?

The period proved challenging for the domestic high yield bond market. A weakening economy and a continuing bear market in stocks, coupled with rising default rates by corporate issuers caused investors to avoid the high yield sector. This avoidance resulted in widening spreads between the yields of high yield and Treasury bonds and declining prices for lower-quality securities.

PORTFOLIO COMPOSITION
(as a percentage of 10/31/2002 portfolio assets)

Corporate Bonds	68.5%

Short-Term Investments	24.3%

Yankee Obligations	6.0%

Foreign Bonds	0.7%

Preferred Stocks	0.3%

Convertible Preferred Stocks	0.3%

Mortgage-Backed Securities	0.1%

What were your principal strategies and how did they affect performance?

Through much of the six-month period, we kept the portfolio conservatively positioned. While we emphasized higher-quality securities, we shifted to a more aggressive strategy late in the period in anticipation of a possible market rebound.

We emphasized investments in defensive industries, including retailing, gaming and broadcasting. This relatively cautious strategy helped the fund outperform its benchmarks and competitive groups in a volatile environment. We underweighted our technology, utility and aerospace holdings. For most of the period, we avoided the beaten-down telecommunications industry. However, we re-invested in better quality wireless and telecommunications companies late in the period, helping performance in the final month.

PORTFOLIO MANAGER INTERVIEW continued

PORTFOLIO QUALITY*
(as a percentage of 10/31/2002 market value of bonds)

AAA	0.1%

BBB	9.6%

BB	22.0%

B	61.5%

CCC	5.4%

CC	0.9%

D	0.5%

*Source: Standard & Poor’s

What is your outlook?

We see a slightly improving outlook for the domestic high yield bond market after a prolonged slump. In spite of mixed signals about the health of the economy and fears of a possible war with Iraq, we believe the high yield market may recover if the equity market rebounds. With the sector offering very high current yields in relation to short-term investment alternatives, high yield bonds are increasingly attractive to investors. If the overall market shows signs that it is gaining strength, we expect to more aggressively position the portfolio to take advantage of a sustained rally.

FINANCIAL HIGHLIGHTS

 (For a share outstanding throughout each period)

	Six Months Ended October 31, 2002 (unaudited)[1]	Year Ended April 30,
		2002[2]	2001	2000	1999	1998[1,3]
CLASS A
Net asset value, beginning of period	$3.29	$3.39	$3.72	$4.06	$4.53	$4.52
Income from investment operations
Net investment income	0.13	0.27	0.33	0.34	0.36	0.11
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-0.26	-0.09	-0.33	-0.32	-0.46	0.01
Total from investment operations	-0.14	0.18	0	0.02	-0.10	0.12

Distributions to shareholders from
Net investment income	-0.14	-0.28	-0.33	-0.33	-0.37	-0.11
Tax basis return of capital	0	0	0	-0.03	0	0
Total distributions to shareholders	-0.14	-0.28	-0.33	-0.36	-0.37	-0.11

Net asset value, end of period	$3.02	$3.29	$3.39	$3.72	$4.06	$4.53
Total return[4]	-4.03%	5.77%	0.15%	0.38%	-2.05%	2.57%
Ratios and supplemental data
Net assets, end of period (thousands)	$300,647	$321,830	$322,330	$291,575	$353,488	$420,778
Ratios to average net assets
Expenses[5]	1.15%[6]	1.19%	1.25%	1.27%	1.21%	1.24%[6]
Net investment income	8.54%[6]	8.27%	9.39%	8.57%	8.61%	8.48%[6]
Portfolio turnover rate	50%	138%	140%	107%	170%	155%

1. Net investment income per share is based on average shares outstanding during the period.

2. As required, effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies , and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.00; an increase in net realized gains or losses per share of $0.00.; and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

3. For the period from January 20, 1998 (commencement of class operations), to April 30, 1998.

4. Excluding applicable sales charges

5. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6. Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2002 (unaudited)[1]	Year Ended April 30,					Year Ended July 31, 1997
		2002[1,2]	2001	2000[1]	1999	1998[1,3]
CLASS B
Net asset value, beginning of period	$3.29	$3.39	$3.72	$4.06	$4.53	$4.37	$4.10
Income from investment operations
Net investment income	0.12	0.24	0.34	0.31	0.27	0.25	0.32
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-0.26	-0.08	-0.37	-0.32	-0.40	0.16	0.28
Total from investment operations	-0.14	0.16	-0.03	-0.01	-0.13	0.41	0.60

Distributions to shareholders from
Net investment income	-0.13	-0.26	-0.30	-0.30	-0.34	-0.25	-0.33
Tax basis return of capital	0	0	0	-0.03	0	0	0
Total distributions to shareholders	-0.13	-0.26	-0.30	-0.33	-0.34	-0.25	-0.33

Net asset value, end of period	$3.02	$3.29	$3.39	$3.72	$4.06	$4.53	$4.37
Total return[4]	-4.39%	4.98%	-0.60%	-0.37%	-2.79%	9.57%	15.32%
Ratios and supplemental data
Net assets, end of period (thousands)	$78,875	$54,537	$33,844	$28,229	$47,713	$96,535	$547,390
Ratios to average net assets
Expenses[5]	1.90%[6]	1.92%	2.00%	2.02%	1.95%	1.94%[6]	1.96%
Net investment income	7.79%[6]	7.49%	8.61%	7.79%	7.85%	7.27%[6]	7.63%
Portfolio turnover rate	50%	138%	140%	107%	170%	155%	138%

1. Net investment income per share is based on average shares outstanding during the period.

2. As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies , and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.01; an increase in net realized gains or losses per share of $0.01.; and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

3. For the nine months ended April 30, 1998. The fund changed its fiscal year end from July 31 to April 30, effective April 30, 1998.

4. Excluding applicable sales charges

5. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6. Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2002 (unauditied)[1]	Year Ended April 30,
		2002[2]	2001	2000	1999	1998[1,3]
CLASS C
Net asset value, beginning of period	$3.29	$3.39	$3.72	$4.06	$4.53	$4.52
Income from investment operations
Net investment income	0.12	0.26	0.29	0.32	0.32	0.10
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-0.26	-0.10	-0.32	-0.33	-0.45	0.01
Total from investment operations	-0.14	0.16	-0.03	-0.01	-0.13	0.11

Distributions to shareholders from
Net investment income	-0.13	-0.26	-0.30	-0.30	-0.34	-0.10
Tax basis return of capital	0	0	0	-0.03	0	0
Total distributions to shareholders	-0.13	-0.26	-0.30	-0.33	-0.34	-0.10

Net asset value, end of period	$3.02	$3.29	$3.39	$3.72	$4.06	$4.53
Total return[4]	-4.39%	4.98%	-0.60%	-0.37%	2.79%	2.35%
Ratios and supplemental data
Net assets, end of period (thousands)	$127,709	$105,753	$80,753	$3,172	$1,999	$1,155
Ratios to average net assets
Expenses[5]	1.90%[6]	1.93%	2.00%	2.00%	1.94%	2.04%[6]
Net investment income	7.80%[6]	7.52%	8.61%	7.80%	7.86%	7.51%[6]
Portfolio turnover rate	50%	138%	140%	107%	170%	155%

1. Net investment income is based on average shares outstanding during the period.

2. As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies , and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.00; and increase in net realized gains or losses per share of $0.00; and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

3. For the period from January 21, 1998 (commencement of class operations), to April 30, 1998.

4. Excluding applicable sales charges

5. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6. Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2002 (unaudited)[1]	Year Ended April 30,
		2002[2]	2001	2000	1999	1998[3,4]
CLASS I5
Net asset value, beginning of period	$3.29	$3.39	$3.72	$4.06	$4.53	$4.56
Income from investment operations
Net investment income	0.14	0.29	0.34	0.35	0.36	0.02
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-0.27	-0.10	-0.33	-0.32	-0.45	-0.03
Total from investment operations	-0.13	0.19	0.01	0.03	-0.09	-0.01

Distributions to shareholders from
Net investment income	-0.14	-0.29	-0.34	-0.34	-0.38	-0.02
Tax basis return of capital	0	0	0	-0.03	0	0
Total distributions to shareholders	-0.14	-0.29	-0.34	-0.37	-0.38	-0.02

Net asset value, end of period	$3.02	$3.29	$3.39	$3.72	$4.06	$4.53
Total return	-3.91%	6.04%	0.40%	0.64%	-1.81%	-0.27%
Ratios and supplemental data
Net assets, end of period (thousands)	$25,642	$10,011	$6,047	$6,153	$4,244	$20
Ratios to average net assets
Expenses[6]	0.90%[7]	0.92%	1.00%	1.01%	0.91%	1.09%[7]
Net investment income	8.79%[7]	8.53%	9.63%	8.87%	9.14%	8.21%[7]
Portfolio turnover rate	50%	138%	140%	107%	170%	155%

1. Net investment income per share is based on average shares outstanding during the period.

2. As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies , and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.00; an increase in net realized gains or losses per share of $0.01; and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

3. The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

4. For the period from April 14, 1998 (commencement of class operations), to April 30, 1998.

5. Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

6. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

7. Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

 October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS 83.0%
CONSUMER DISCRETIONARY 33.9%
Auto Components 3.7%
Advance Stores Co., Inc.:
10.25%, 04/15/2008	B	$ 2,000,000	$ 2,100,000
Ser. B, 10.25%, 04/15/2008	B	5,000,000	5,250,000
Collins & Aikman Products Co., 11.50%, 04/15/2006 (p)	B	2,800,000	2,331,000
CSK Auto, Inc., 12.00%, 06/15/2006	B	5,000,000	5,325,000
Dana Corp., 6.25%, 03/01/2004	BB	4,820,000	4,639,250
19,645,250
Hotels, Restaurants & Leisure 11.8%
Ameristar Casinos, Inc., 10.75%, 02/15/2009 (p)	B	5,000,000	5,425,000
Argosy Gaming Co., 10.75%, 06/01/2009	B+	6,375,000	7,044,375
Chumash Casino & Resort Enterprise, 9.00%, 07/15/2010 144A	BB-	1,220,000	1,276,425
Coast Hotels & Casinos, Inc., 9.50%, 04/01/2009	B	5,000,000	5,275,000
Hollywood Casino Corp.:
11.25%, 05/01/2007	B	5,000,000	5,425,000
13.00%, 08/01/2006	B-	3,700,000	3,829,500
Isle of Capri Casinos, Inc., 8.75%, 04/15/2009	B	5,550,000	5,577,750
John Q Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012	B	4,000,000	3,870,000
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007 (p)	BB-	5,000,000	5,387,500
Regal Cinemas Corp., 9.375%, 02/01/2012	B	4,500,000	4,725,000
Six Flags, Inc., 8.875%, 02/01/2010 (p)	B	4,250,000	3,740,000
Vail Resorts, Inc., 8.75%, 05/15/2009	B	4,300,000	4,235,500
Venetian Casino Resort LLC, 11.00%, 06/15/2010 144A	B-	6,650,000	6,849,500
62,660,550
Household Durables 3.7%
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007	BB-	4,280,000	4,472,600
Meritage Corp., 9.75%, 06/01/2011	B	800,000	820,000
Sealy Mattress Co., Ser. B, 9.875%, 12/15/2007 (p)	B-	5,000,000	4,575,000
Simmons Co., Ser. B, 10.25%, 03/15/2009 (p)	B-	6,050,000	6,473,500
Windmere Durable Holdings, Inc., 10.00%, 07/31/2008 (p)	B-	3,500,000	3,447,500
19,788,600
Leisure Equipment & Products 1.3%
Hockey Co., 11.25%, 04/15/2009	B	2,650,000	2,544,000
Icon Health & Fitness, Inc., 11.25%, 04/01/2012 144A	B-	5,000,000	4,525,000
Outboard Marine Corp., Ser. B, 10.75%, 06/01/2008 h(g)+	NR	3,600,000	0
7,069,000
Media 7.7%
AMC Entertainment, Inc., 9.875%, 02/01/2012 (p)	CCC+	5,000,000	4,462,500
Cinemark USA, Inc., Ser. B, 9.625%, 08/01/2008 (p)	B-	5,000,000	4,862,500
Cox Communications, Inc., 7.125%, 10/01/2012	BBB	5,000,000	5,175,095
Dex Media East LLC:
9.875%, 11/15/2009 144A	B	1,000,000	1,035,000
12.125%, 11/15/2012 144A	B	3,000,000	3,105,000
Echostar DBS Corp., 9.375%, 02/01/2009	B+	11,045,000	11,100,225
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Media continued
Emmis Communications, Sr. Disc. Note, Step Bond, 0.00%, 03/15/2006 †	B-	$ 8,000,000	$ 6,340,000
LIN Television Corp., 8.375%, 03/01/2008 (p)	B-	4,800,000	5,004,000
41,084,320
Multi-line Retail 1.0%
Petco Animal Supplies, Inc., 10.75%, 11/01/2011 (p)	B	5,000,000	5,325,000
Specialty Retail 4.7%
Cole National Group, Inc., 8.875%, 05/15/2012	B	4,250,000	4,016,250
Hollywood Entertainment Corp., 10.625%, 08/15/2004 (p)	B-	5,820,000	5,849,100
Michaels Stores, Inc., 9.25%, 07/01/2009	BB	5,590,000	5,925,400
Office Depot, Inc., 10.00%, 07/15/2008	BB+	4,000,000	4,470,000
United Rentals, Inc., 10.75%, 04/15/2008 (p)	BB	5,000,000	4,675,000
24,935,750
CONSUMER STAPLES 3.6%
Food & Drug Retailing 0.8%
Carrols Corp., 9.50%, 12/01/2008	B-	5,000,000	4,500,000
Food Products 2.8%
Corn Products International, Inc., 8.25%, 07/15/2007	BBB-	3,215,000	3,097,238
Michael Foods, Inc., Ser. B, 11.75%, 04/01/2011	B-	1,000,000	1,105,000
New World Pasta Co., 9.25%, 02/15/2009	B-	6,000,000	5,670,000
Swift & Co., 10.125%, 10/01/2009 144A	B+	2,510,000	2,171,150
Weight Watchers International, Inc., 13.00%, 10/01/2009	B	2,550,000	2,907,000
14,950,388
ENERGY 7.4%
Energy Equipment & Services 3.0%
Dresser, Inc., 9.375%, 04/15/2011	B	5,000,000	4,725,000
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009	B+	5,500,000	5,362,500
Petroleum Helicopters, Inc., 9.375%, 05/01/2009	BB-	1,500,000	1,567,500
SESI, LLC, 8.875%, 05/15/2011 (p)	BB-	4,150,000	4,170,750
15,825,750
Oil & Gas 4.4%
Chesapeake Energy Corp., 8.125%, 04/01/2011	B+	5,000,000	5,125,000
Giant Industries, Inc., 11.00%, 05/15/2012	B	4,875,000	2,851,875
Mission Resources Corp., 10.875%, 04/01/2007	B-	2,455,000	1,485,275
Pride Petroleum Services, Inc., 9.375%, 05/01/2007 (p)	BB	4,000,000	4,200,000
Stone Energy Corp., 8.25%, 12/15/2011	B+	4,200,000	4,347,000
Tri-Union Development Corp. 12.50%, 06/01/2006	D	3,112,062	2,551,891
Vintage Petroleum, Inc., 9.75%, 06/30/2009	B	2,940,000	3,035,550
23,596,591
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS 4.5%
Diversified Financials 2.3%
Sprint Capital Corp.:
5.875%, 05/01/2004 (p)	BBB-	$ 5,000,000	$ 4,698,665
7.625%, 01/30/2011 (p)	BBB-	5,000,000	4,034,680
Ucar Finance, Inc., 10.25%, 02/15/2012	B	5,000,000	3,375,000
12,108,345
Real Estate 2.2%
Choctaw Resort Development Enterprise, 9.25%, 04/01/2009 (p)	BB-	4,500,000	4,680,000
Crescent Real Estate Equities, 9.25%, 04/15/2009 REIT	B+	4,000,000	4,005,744
MeriStar Hospitality Corp., 9.125%, 01/15/2011 REIT	B	3,765,000	3,077,888
11,763,632
HEALTH CARE 3.2%
Health Care Equipment & Supplies 0.8%
Rotech Healthcare, Inc., 9.50%, 04/01/2012 144A	B+	4,500,000	4,275,000
Health Care Providers & Services 2.4%
Alaris Medical Systems, Inc., Ser. B, 11.625%, 12/01/2006	B+	2,000,000	2,230,000
Extendicare Health Services, Inc., 9.35%, 12/15/2007	CCC+	5,000,000	4,325,000
Pacificare Health Systems, Inc., 10.75%, 06/01/2009	B+	4,875,000	5,094,375
Triad Hospitals Holdings, Inc., Ser. B, 11.00%, 05/15/2009	B-	1,000,000	1,115,000
12,764,375
INDUSTRIALS 7.8%
Aerospace & Defense 0.2%
BE Aerospace, Inc., 9.50%, 11/01/2008 (p)	B	1,405,000	969,450
Commercial Services & Supplies 1.8%
Allied Waste, Inc., Ser. B, 10.00%, 08/01/2009 (p)	B+	10,000,000	9,650,000
Construction & Engineering 2.6%
KB Home, 8.625%, 12/15/2008	BB-	5,000,000	5,050,000
Schuler Homes, Inc., 10.50%, 07/15/2011 (p)	B+	3,615,000	3,624,037
Transdigm, Inc., 10.375%, 12/01/2008	B-	5,000,000	5,075,000
13,749,037
Electrical Equipment 0.7%
Stoneridge, Inc., 11.50%, 05/01/2012	B	4,275,000	3,612,375
Machinery 1.8%
AGCO Corp., 8.50%, 03/15/2006 (p)	BB-	5,000,000	4,925,000
Terex Corp.:
8.875%, 04/01/2008	B	2,000,000	1,720,000
10.375%, 04/01/2011 (p)	B	3,500,000	3,185,000
9,830,000
Marine 0.7%
CP Ships, Ltd., 10.375%, 07/15/2012 144A	BB+	3,690,000	3,819,150
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
INFORMATION TECHNOLOGY 0.5%
Semiconductor Equipment & Products 0.5%
ON Semiconductor Corp., 12.00%, 05/15/2008 144A	CCC+	$ 4,000,000	$ 2,460,000
MATERIALS 13.9%
Chemicals 4.5%
Acetex Corp., 10.875%, 08/01/2009 (p)	B+	5,000,000	5,275,000
FMC Corp., 10.25%, 11/01/2009 144A	BB+	5,000,000	5,175,000
Lyondell Chemical Co.:
9.50%, 12/15/2008	BB	975,000	916,500
10.875%, 05/01/2009 (p)	B+	3,000,000	2,557,500
Ser. A, 9.625%, 05/01/2007	BB	1,000,000	957,500
Methanex Corp., 8.75%, 08/15/2012	BBB-	4,795,000	5,010,775
Millennium America, Inc., 9.25%, 06/15/2008 (p)	BBB-	2,000,000	2,020,000
OM Group, Inc., 9.25%, 12/15/2011	B+	5,000,000	1,975,000
23,887,275
Containers & Packaging 3.6%
Four M Corp., Ser. B, 12.00%, 06/01/2006	B	5,000,000	5,200,000
Owens-Illinois, Inc., 7.35%, 05/15/2008 (p)	B+	5,000,000	4,487,500
Riverwood International Corp., 10.875%, 04/01/2008 (p)	CCC+	4,105,000	4,187,100
Stone Container Corp., 9.75%, 02/01/2011	B	5,000,000	5,387,500
19,262,100
Metals & Mining 4.0%
Alltrista Corp., 9.75%, 05/01/2012 144A	B-	5,000,000	5,025,000
Bulong Operations Property, Ltd. 12.50%, 03/31/2012 (g) +	NR	4,500,000	112,500
Freeport-McMoran Copper & Gold, Inc., 7.50%, 11/15/2006 (p)	B-	5,120,000	4,416,000
Metallurg, Inc., Ser. B, 11.00%, 12/01/2007	CCC+	4,500,000	3,802,500
Trimas Corp., 9.875%, 06/15/2012 144A	B	3,280,000	3,099,600
Wolverine Tube, Inc., 10.50%, 04/01/2009 (p)	BB-	5,000,000	4,675,000
21,130,600
Paper & Forest Products 1.8%
Buckeye Cellulose Corp., 8.50%, 12/15/2005 (p)	B+	5,000,000	4,125,000
Georgia Pacific Corp., 8.125%, 05/15/2011 (p)	BB+	6,570,000	5,692,977
9,817,977
TELECOMMUNICATION SERVICES 7.6%
Diversified Telecommunication Services 4.5%
AT&T Corp., 7.30%, 11/15/2011	BBB+	5,820,000	5,714,722
Level 3 Communications, Inc.:
9.125%, 05/01/2008 (p)	CC	5,160,000	2,941,200
Sr. Disc. Note, Step Bond, 0.00%, 03/15/2005 †	CC	5,160,000	1,328,700
Navistar International Corp., Ser. B, 9.375%, 06/01/2006 (p)	BB+	4,000,000	3,630,000
Panamsat Corp., 8.50%, 02/01/2012 144A	B	7,550,000	6,832,750
Paxson Communications Corp.:
10.75%, 07/15/2008	B-	1,110,000	926,850
Sr. Disc. Note, Step Bond, 0.00%, 01/15/2006 †	B-	5,570,000	2,757,150
24,131,372
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunications Services 3.1%
AT&T Wireless Services, Inc., 7.875%, 03/01/2011	BBB	$ 8,970,000	$ 7,817,481
Nextel Communications, Inc., 9.375%, 11/15/2009 (p)	B	6,325,000	5,455,312
Rogers Wireless Inc, 9.625%, 05/01/2011	BB+	3,475,000	2,884,250
16,157,043
UTILITIES 0.6%
Gas Utilities 0.6%
El Paso Energy Partners LP, 8.50%, 06/01/2011 (p)	BB-	2,115,000	1,892,925
Western Gas Resources, Inc., 10.00%, 06/15/2009	BB-	1,500,000	1,582,500
3,475,425
Total Corporate Bonds			442,244,355
FOREIGN BONDS-CORPORATE (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) 0.9%
INFORMATION TECHNOLOGY 0.9%
Electronic Equipment & Instruments 0.9%
Flextronics International, Ltd., 9.75%, 07/01/2010, EUR	BB-	4,925,000	4,729,141
MORTGAGE-BACKED SECURITIES 0.1%
FNMA, 8.00%, 06/01/2030	AAA	621,670	665,024
YANKEE OBLIGATIONS-CORPORATE 7.3%
CONSUMER DISCRETIONARY 1.9%
Hotels, Restaurants & Leisure 0.9%
Royal Caribbean Cruises, Ltd.:
8.25%, 04/01/2005 (p)	BB+	2,000,000	1,881,190
8.75%, 02/02/2011 (p)	BB+	3,250,000	2,832,216
4,713,406
Media 1.0%
Imax Corp., 7.875%, 12/01/2005	CCC	7,000,000	5,092,500
FINANCIALS 0.3%
Diversified Financials 0.3%
Ono Finance Plc, 14.00%, 02/15/2011	CCC-	8,000,000	1,800,000
INFORMATION TECHNOLOGY 0.2%
Electronic Equipment & Instruments 0.2%
Rogers Cablesystems, Ltd., Ser. B, 10.00%, 03/15/2005	BBB-	1,124,000	1,118,380
MATERIALS 4.4%
Metals & Mining 1.4%
Normandy Yandal Operations, Ltd., 8.875%, 04/01/2008 (p)	BBB-	7,500,000	7,537,500
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

YANKEE OBLIGATIONS-CORPORATE continued
MATERIALS continued
Paper & Forest Products 3.0%
Ainsworth Lumber, Ltd., 12.50%, 07/15/2007	B-	$5,010,000	$ 5,160,300
Norampac, Inc., 9.50%, 02/01/2008	BB+	3,600,000	3,816,000
Tembec Industries, Inc.:
7.75%, 03/15/2012	BB+	5,000,000	4,937,500
8.50%, 02/01/2011	BB+	2,000,000	2,045,000
15,958,800
TELECOMMUNICATION SERVICES 0.5%
Diversified Telecommunication Services 0.5%
Star Choice Communications, 13.00%, 12/15/2005	B+	2,500,000	2,337,500
Total Yankee Obligations-Corporate			38,558,086

		Shares	Value

COMMON STOCKS 0.0%
CONSUMER DISCRETIONARY 0.0%
Hotels, Restaurants & Leisure 0.0%
Gold River Hotel & Casino Corp., Class B *h		10,775,000	0
Premier Cruise Line, Ltd. h *+		370,294	0
0
ENERGY 0.0%
Oil & Gas 0.0%
Tri-Union Development Corp. *		2,019	20
Tribo Petroleum Corp., Class A (h) *		3,425	34
54
INFORMATION TECHNOLOGY 0.0%
Computers & Peripherals 0.0%
Ampex Corp., Class A (h) *		2,390,018	191,202
IT Consulting & Services 0.0%
DecisionOne Corp. *		331,000	0
Total Common Stocks			191,256
CONVERTIBLE PREFERRED STOCKS 0.3%
MATERIALS 0.3%
Containers & Packaging 0.3%
Owens-Illinois, Inc., 4.75%, 12/31/2049		67,300	1,561,360
PREFERRED STOCKS 0.3%
CONSUMER DISCRETIONARY 0.3%
Media 0.3%
Sinclair Capital		12,800	1,342,400
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Shares	Value

PREFERRED STOCKS continued
INFORMATION TECHNOLOGY 0.0%
Computers & Peripherals 0.0%
Ampex Corp. (h)	4,769	$ 0
Total Preferred Stocks		1,342,400
WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Metricom, Inc., Expiring 2/15/2010 *+	1,500	15
FINANCIALS 0.0%
Diversified Financials 0.0%
Asat Finance LLC, Expiring 11/01/2006 *	4,000	5,000
Ono Finance Plc, Expiring 3/16/2011 144A*+	4,500	45
Ono Finance Plc, Expiring 5/31/2009 144A*+	4,500	225
5,270
Total Warrants		5,285
SHORT-TERM INVESTMENTS 29.4%
MUTUAL FUND SHARES 29.4%
Evergreen Institutional Money Market Fund (o)	48,411,351	48,411,351
Navigator Prime Portfolio (pp)	108,411,730	108,411,730
Total Short-Term Investments		156,823,081
Total Investments (cost $683,909,140) 121.3%		646,119,988
Other Assets and Liabilities (21.3%)		(113,247,039)
Net Assets 100.0%		$ 532,872,949

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees.
+	Security is deemed illiquid and is valued using market quotations where readily available. In the absence of market quotations, the security is valued based upon its fair value determined under procedures approved by the Board of Trustees.
*	Non-income producing security.
(g)	Security which has defaulted on payment of interest and/or principal. The fund has stopped accruing interest on this security.
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.
(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.

Summary of Abbreviations:
EUR	Eurodollar
FNMA	Federal National Mortgage Association
REIT	Real Estate Investment Trust
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

 October 31, 2002 (unaudited)

Assets
Identified coscost of securities	$ 683,909,140
Net unrealized losses on securities	(37,789,152)
Market value of securities	646,119,988
Receivable for Fund shares sold	3,870,822
Interest and dividends receivable	14,486,385
Prepaid expenses and other assets	236,226

Total assets	664,713,421

Liabilities
Distributions payable	3,662,185
Payable for securities purchased	19,099,239
Payable for Fund shares redeemed	555,775
Payable for securities on loan	108,411,730
Advisory fee payable	7,249
Distribution Plan expenses payable	7,635
Due to other related parties	1,448
Accrued expenses and other liabilities	95,211

Total liabilities	131,840,472

Net assets	$ 532,872,949

Net assets represented by
Paid-in capital	$ 846,173,421
Overdistributed net investment income	(1,292,547)
Accumulated net realized losses on securities and foreign currency related transactions	(274,219,182)
Net unrealized losses on securities and foreign currency related transactions	(37,788,743)

Total net assets	$ 532,872,949

Net assets consists of
Class A	$ 300,646,821
Class B	78,874,631
Class C	127,709,118
Class I	25,642,379

Total net assets	$ 532,872,949

Shares outstanding
Class A	99,412,120
Class B	26,081,794
Class C	42,226,345
Class I	8,479,328

Net asset value per share
Class A	$ 3.02
Class A -- Offering price (based on sales charge of 4.75%)	$ 3.17
Class B	$ 3.02
Class C	$ 3.02
Class I	$ 3.02

See Notes to Financial Statements

STATEMENT OF OPERATIONS

 Six Months Ended October 31, 2002 (unaudited)

Investment income
Interest	$ 23,456,188
Dividends	154,318

Total investment income	23,610,506

Expenses
Advisory fee	1,243,785
Distribution Plan expenses
Class A	370,708
Class B	318,103
Class C	571,718
Administrative services fees	243,584
Transfer agent fee	572,266
Trustees’ fees and expenses	5,829
Printing and postage expenses	24,326
Custodian fee	64,733
Registration and filing fees	19,060
Professional fees	12,342
Other	11,790

Total expenses	3,458,244
Less: Expense reductions	(4,658)

Net expenses	3,453,586

Net investment income	20,156,920

Net realized and unrealized losses on securities and foreign currency related transactions
Net realized losses on:
Securities	(7,618,225)
Foreign currency related transactions	(16,440)

Net realized losses on securities and foreign currency related transactions	(7,634,665)
Net change in unrealized gains or losses on securities	(32,384,603)

Net realized and unrealized losses on securities	(40,019,268)

Net decrease in net assets resulting from operations	$ (19,862,348)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2002 (unaudited)		Year Ended April 30, 2002

Operations
Net investment income		$ 20,156,920		$ 35,241,442
Net realized losses on securities and foreign currency related transactions		(7,634,665)		(33,409,482)
Net change in unrealized gains or losses on securities and foreign currency related transactions		(32,384,603)		22,144,816

Net increase (decrease) in net assets resulting from operations		(19,862,348)		23,976,776

Distributions to shareholders from
Net investment income
Class A		(13,033,969)		(26,230,386)
Class B		(2,558,346)		(3,219,528)
Class C		(4,598,201)		(6,594,942)
Class I*		(570,383)		(578,992)

Total distributions to shareholders		(20,760,899)		(36,623,848)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	26,684,818	82,450,502	24,675,101	80,631,372
Class B	12,067,816	37,536,784	11,596,268	37,917,854
Class C	16,263,384	50,821,968	13,273,220	43,393,663
Class I*	8,257,045	25,655,177	7,828,252	25,603,820

		196,464,431		187,546,709

Net asset value of shares issued in reinvestment of distributions
Class A	1,915,859	6,000,701	4,386,258	14,342,762
Class B	276,127	862,572	411,272	1,343,982
Class C	620,587	1,940,124	971,098	3,175,260
Class I*	50,727	156,834	62,816	205,408

		8,960,231		19,067,412

Automatic conversion of Class B shares to Class A shares
Class A	70,951	217,470	1,765,295	5,771,199
Class B	(70,951)	(217,470)	(1,765,195)	(5,771,199)

		0		0

Payment for shares redeemed
Class A	(27,109,175)	(85,040,930)	(28,082,609)	(91,782,617)
Class B	(2,771,994)	(8,696,230)	(3,647,317)	(11,958,363)
Class C	(6,810,564)	(21,355,478)	(5,917,858)	(19,371,673)
Class I*	(2,872,669)	(8,967,607)	(6,631,055)	(21,696,695)

		(124,060,245)		(144,809,348)

Net increase in net assets resulting from capital share transactions		81,364,417		61,804,773

Total increase in net assets		40,741,170		49,157,701
Net assets
Beginning of period		492,131,779		442,974,078

End of period		$ 532,872,949		$ 492,131,779

Overdistributed net investment income		$ (1,292,547)		$ (1,427,145)

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen High Yield Bond Fund (the “Fund”) is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations result

NOTES TO FINANCIAL STATEMENTS (unaudited)

ing from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Foreign currency contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

e. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

NOTES TO FINANCIAL STATEMENTS (unaudited)

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, starting at 0.41% and declining to 0.16% as net assets increase.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A and 1.00% of the average daily net assets for Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases of U.S. government and non-U.S. government securities were $31,924,531 and $271,346,849, respectively; the Fund’s proceeds from sale of U.S. government and non- U.S. government securities were $32,072,031 and $198,117,414, respectively, for the six months ended October 31, 2002.

The Fund loaned securities during the six months ended October 31, 2002 to certain brokers. At October 31, 2002, the value of securities on loan and the value of collateral amounted to $106,297,625 and $108,411,730, respectively. During the six months ended October 31, 2002, the Fund earned $459,640 in income from securities lending.

On October 31, 2002, the aggregate cost of securities for federal income tax purposes was $683,909,140. The gross unrealized appreciation and depreciation on securities based on tax cost was $12,010,773 and $49,799,925, respectively, with a net unrealized depreciation of $37,789,152.

NOTES TO FINANCIAL STATEMENTS (unaudited)

As of April 30, 2002, the Fund had $257,053,366 in capital loss carryovers for federal income tax purposes expiring as follows:

	Expiration
	2003	2007	2008	2009	2010

$257,053,366	$105,957,085	$22,126,559	$33,005,032	$38,451,200	$57,513,490

For income tax purposes, capital and currency losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. The Fund incurred and elected to defer past October losses of $8,274,626.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the six months ended October 31, 2002, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from the Fund’s expense offset arrangements of $4,658 which represents 0.00% of its average daily net assets on an annualized basis.

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended October 31, 2002, the Fund had no borrowings under this agreement.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564355 12/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034